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                                                                    EXHIBIT 23.1

                         CONSENT OF ARTHUR ANDERSEN LLP

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-4 of our report dated February 8, 1994 included in Apache Corporation's Form 10-K/A for the year ended December 31, 1993, and to all references to our firm included in this registration statement.

                                          ARTHUR ANDERSEN LLP

Houston, Texas
January 16, 1995